Execution Version
Exhibit 10.1
EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 29, 2024 (the “Eighth Amendment Effective Date”), is entered into among STONEX GROUP INC. (f/k/a INTL FCSTONE INC.), a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and BANK OF AMERICA, N.A., as the Administrative Agent (in such capacity, the “Administrative Agent”), the Swing Line Lender and the L/C Issuer. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Lenders from time to time party thereto and Bank of America, N.A., as the Administrative Agent, the Swing Line Lender and the L/C Issuer, are parties to that certain Amended and Restated Credit Agreement, dated as of February 22, 2019 (as amended or modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement subject to the terms and conditions specified in this Amendment; and
WHEREAS, the Administrative Agent and the Lenders party hereto are willing to amend the Credit Agreement subject to the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
AMENDMENT
1.Amendments to Credit Agreement.
(a)    The definition of “Non-Extending Lender” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
    “Non-Extending Lender” means Flagstar Bank, N.A. and its permitted successors and assigns; provided, that, any permitted assignee of any Non-Extending Lender may extend its Revolving Maturity Date to the Revolving Maturity Date applicable to the Revolving Lenders (other than any Non-Extending Lender(s)) with the prior written consent of the Administrative Agent and the Borrower (which consents shall not be unreasonably withheld, conditioned or delayed), and, upon receipt of such consents, such permitted assignee shall be cease to be a “Non-Extending Lender” and the Revolving Maturity Date of the Revolving Lenders (other than any Non-Extending Lender(s)) shall apply to the Revolving Commitment of such permitted assignee. For avoidance of doubt, the consent of the Required Lenders and any Non-Extending Lender(s) shall not be required for the extension of the Revolving Maturity Date of any such permitted assignee.
(b)    Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order:
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“AUD” means Australian Dollars.

“StoneX Financial Pty” means StoneX Financial Pty Ltd, a company organized under the laws of Australia.

“StoneX Financial Pty Subordinated Loan Debt” means subordinated loans in the aggregate maximum principal amount of AUD $20,000,000 (it being understood the Borrower may make such loans in AUD or US Dollars, in the USD equivalent as calculated on the date such loans are funded), to be made from time to time by the Borrower to StoneX Financial Pty pursuant to the terms of the StoneX Financial Pty Subordinated Loan Deed, in order to permit StoneX Financial Pty to comply with the financial requirements set forth in the Operating Rules of ASX Clear (Futures) Pty Limited.

“StoneX Financial Pty Subordinated Loan Deed” means a subordinated loan deed, in customary form and substance required by the ASX Clear (Futures) Pty Limited, among the Borrower, StoneX Financial Pty and ASX Clear (Futures) Pty Limited, in respect to the StoneX Financial Pty Subordinated Loan Debt.

(c)    A new clause (aa) is hereby added to the Section 8.01 of the Credit Agreement in proper alpha-numeric order to read as follows:
(aa)    Liens arising under the StoneX Financial Pty Subordinated Loan Deed on payments to be made by or on behalf of StoneX Financial Pty to the Borrower on account of the StoneX Financial Pty Subordinated Loan Debt.
(d)    A new clause (o) is hereby added to the Section 8.02 of the Credit Agreement in proper alpha-numeric order to read as follows:
(o)    Investments in the form of subordinated loans made by the Borrower in StoneX Financial Pty that constitute StoneX Financial Pty Subordinated Loan Debt;
(e)    A new clause (r) is hereby added to the Section 8.03 of the Credit Agreement in proper alpha-numeric order to read as follows:
(r)    StoneX Financial Pty Subordinated Loan Debt.
(f)    Section 8.09 of the Credit Agreement is amended and restated in its entirety as follows:
Other than those in existence as of the Seventh Amendment Effective Date and set forth on Schedule 8.09, enter into, or permit to exist, any Contractual Obligation that: (a) encumbers or restricts the ability of any such Person to (i) make Restricted Payments to any Loan Party, (ii) pay any Indebtedness or other obligation owed to any Loan Party, (iii) make loans or advances to any Loan Party, (iv) transfer any of its property to any Loan Party, (v) pledge its property pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof or (vi) act as a Loan Party pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (i) through (v) above) for (A) this
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Agreement and the other Loan Documents, (B) any document or instrument governing Indebtedness incurred pursuant to Section 8.03(e) (provided, that, any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith), (C) any Permitted Lien or any document or instrument governing any Permitted Lien (provided, that, any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien), (D) customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 8.05 pending the consummation of such sale, (E) restrictions related to Indebtedness of any Person that becomes a Subsidiary after the Closing Date as a result of a Permitted Acquisition or the GCAP Acquisition, or otherwise assumed in connection with a Permitted Acquisition or the GCAP Acquisition (provided, that, such Indebtedness (and any Guarantees thereof) exists at the time of such Permitted Acquisition or the GCAP Acquisition, as applicable, is not created in contemplation of or in connection with such Permitted Acquisition or the GCAP Acquisition, as applicable, and applies only to the property acquired in such Permitted Acquisition or the GCAP Acquisition, as applicable, and refinancings in respect thereof), (F) the StoneX Commodity Facility, (G) the Second Lien Debt Documents or Indebtedness permitted by Section 8.03(q); or (H) the StoneX Financial Pty Subordinated Loan Deed or Indebtedness permitted by Section 8.03(r) or (b) requires the grant of any security (other than Permitted Liens) for any obligation if such property is given as security for the Obligations.
2.    Effectiveness; Condition Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:
(a)    receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower, the Guarantors, Required Lenders, the L/C Issuer, and the Swing Line Lender;
(b)    the Borrower shall have paid all fees required to be paid to the Administrative Agent and BofA Securities on or before the Eighth Amendment Effective Date.
3.    Expenses. The Loan Parties agree to reimburse the Administrative Agent for all reasonable documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable documented fees and expenses of Moore & Van Allen PLLC.
4.    Ratification of Loan Documents; References to the Credit Agreement; No Novation; No Impairment; Collateral Documents.
(a)    Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. This Amendment is a Loan Document.
(b)    Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended by this Amendment.
(c)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the
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Administrative Agent, any Lender, the L/C Issuer or the Swing Line Lender under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any further consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(d)    Each Loan Party (i) agrees that the Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever as a result of execution and delivery of this Amendment, (ii) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Obligations, and (iii) acknowledges that all Liens granted pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the Obligations.
5.    Authority/Enforceability. Each Loan Party represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution and delivery of this Amendment and the performance of its obligations under this Amendment and the Credit Agreement.
(b)    This Amendment has been duly executed and delivered by such Loan Party. Each of this Amendment and the Credit Agreement constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) applicable Debtor Relief Laws and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No material consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution and delivery by such Loan Party of this Amendment, or the performance by such Loan Party of its obligations under this Amendment or the Credit Agreement.
(d)    The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it.
6.    Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that, after giving effect to this Amendment, (a) the representations and warranties contained in Article VI of the Credit Agreement, this Amendment or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or in all respects, if such representation and warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the Eighth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects, if such representation or and warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and (b) no event has occurred and is continuing which constitutes a Default.
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7.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. Subject to Section 11.17 of the Credit Agreement, this Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures, including facsimile and .pdf, and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.
8.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
9.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
10.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
11.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BORROWER:            STONEX GROUP INC., (f/k/a INTL FCSTONE INC.),
a Delaware corporation
By:    /s/ Sean M. O'Connor
Name:    Sean M. O’Connor
Title:    President/Chief Executive Officer
By:    /s/ Kevin Murphy
Name:    Kevin Murphy
Title:    Group Treasurer
GUARANTORS:        STONEX PAYMENTS INC. (f/k/a STONEX BULLION INC., f/k/a
INTL FCSTONE ASSETS, INC.),
a Florida corporation
By:    /s/ Sean M. O'Connor
Name:    Sean M. O’Connor
Title:    Chief Executive Officer
STONEX COMMODITY SOLUTIONS LLC (f/k/a FCSTONE MERCHANT SERVICES, LLC),
a Delaware limited liability company
By:    /s/ William J. Dunaway
Name:    William J. Dunaway
Title:    Treasurer
FCSTONE GROUP, INC.,
a Delaware corporation
By:    /s/ William J. Dunaway
Name:    William J. Dunaway
Title:    Chief Financial Officer
STONEX TECHNOLOGY SERVICES LLC (f/k/a INTL TECHNOLOGY SERVICES, LLC),
a Delaware limited liability company
By:    /s/ William J. Dunaway
Name:    William J. Dunaway
Title:    Chief Financial Officer

STONEX GROUP INC.
EIGHTH AMENDMENT TO CREDIT AGREEMENT

STONEX (NETHERLANDS) B.V. (f/k/a INTL FCSTONE (NETHERLANDS) BV),
a private company with limited liability incorporated under the laws of the Netherlands
By:    /s/ William J. Dunaway
Name:    William J. Dunaway
Title:    Director
GAIN CAPITAL HOLDINGS, INC.,
a Delaware corporation
By:    /s/ Glenn Stevens
Name:    Glenn Stevens
Title:    President & CEO
GAIN HOLDINGS, LLC,
a Delaware limited liability company
By:    /s/ Glenn Stevens
Name:    Glenn Stevens
Title:    Manager
GLOBAL FUTURES & FOREX, LTD.,
a Michigan corporation
By:    /s/ Alexander Bobinski
Name:    Alexander Bobinski
Title:    Manager
S.L. BRUCE FINANCIAL CORPORATION,
an Ohio Corporation
By::    /s/ Alexander Bobinski
Name:    Alexander Bobinski
Title:    Manager
GCAM, LLC,
a Delaware limited liability company
By:    /s/ Glenn Stevens
Name:    Glenn Stevens
Title:    Manager

STONEX GROUP INC.
EIGHTH AMENDMENT TO CREDIT AGREEMENT

GAIN CAPITAL HOLDINGS INTERNATIONAL, LLC,
a Delaware limited liability company
By:    /s/ Glenn Stevens
Name:    Glenn Stevens
Title:    Manager
STONEX PAYMENT SERVICES LTD,
a Washington profit corporation
By:    /s/ William J. Dunaway
Name:    William J. Dunaway
Title:    Chief Financial Officer

STONEX GROUP INC.
EIGHTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as the Administrative Agent
By:    /s/ Kyle D. Harding
Name:    Kyle D. Harding
Title:    Vice President

STONEX GROUP INC.
EIGHTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender, the L/C Issuer and the Swing Line Lender
By:    /s/ Maryanne Fitzmaurice
Name:    Maryanne Fitzmaurice
Title:    Director

STONEX GROUP INC.
EIGHTH AMENDMENT TO CREDIT AGREEMENT

BANK OF MONTREAL, CHICAGO BRANCH,
as a Lender
By:    /s/ Matthew Witt
Name: Matthew Witt
Title:    Vice President

STONEX GROUP INC.
SIXTH AMENDMENT TO CREDIT AGREEMENT
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CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Kelly Fournier
Name: Kelly Fournier
Title: Duly Authorized Signatory

STONEX GROUP INC.
SIXTH AMENDMENT TO CREDIT AGREEMENT
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STONEX GROUP INC.
SIXTH AMENDMENT TO CREDIT AGREEMENT
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CIBC BANK USA,
as a Lender
By:    /s/ Morgan Donovan
Name: Morgan Donovan
Title:    Managing Director

STONEX GROUP INC.
SIXTH AMENDMENT TO CREDIT AGREEMENT
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STONEX GROUP INC.
SIXTH AMENDMENT TO CREDIT AGREEMENT
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STONEX GROUP INC.
SIXTH AMENDMENT TO CREDIT AGREEMENT
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BANK OF HOPE,
as a Lender
By:    /s/ Manjula Jayasinghe
Name: Manjula Jayasinghe
Title: SVP - Corporate and Institutional Banking Group

STONEX GROUP INC.
SIXTH AMENDMENT TO CREDIT AGREEMENT
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BARCLAYS BANK PLC,
as a Lender
By:    /s/ Jurgens Human
Name: Jurgens Human
Title: Director

STONEX GROUP INC.
SIXTH AMENDMENT TO CREDIT AGREEMENT
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CADENCE BANK,
as a Lender
By:    /s/ James Nation
Name: James Nation
Title: Managing Director

STONEX GROUP INC.
SIXTH AMENDMENT TO CREDIT AGREEMENT
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WEBSTER BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ George G. Sims
Name: George G. Sims
Title:    Managing Director

STONEX GROUP INC.
SIXTH AMENDMENT TO CREDIT AGREEMENT
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PEAPACK GLADSTONE BANK,
as a Lender
By:    /s/ Frank H. D'Alto
Name: Frank H. D'Alto
Title:    Senior Managing Director

STONEX GROUP INC.
SIXTH AMENDMENT TO CREDIT AGREEMENT
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CITIZENS BANK, N.A.,
as a Lender
By:    /s/ Angela Reilly
Name: Angela Reilly
Title:    Senior Vice President

STONEX GROUP INC.
SIXTH AMENDMENT TO CREDIT AGREEMENT
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THE HUNTINGTON NATIONAL BANK,
as a Lender
By:    /s/ Martin H. McGinty
Name:    Martin H. McGinty
Title:    Director

STONEX GROUP INC.
SIXTH AMENDMENT TO CREDIT AGREEMENT
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STONEX GROUP INC.
SIXTH AMENDMENT TO CREDIT AGREEMENT
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